Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Gregory S. Butterfield, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Altiris, Inc. on Form 10-Q for the quarterly period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Altiris, Inc.

Date: August 10, 2005	/s/ Gregory S. Butterfield

Gregory S. Butterfield
President and Chief Executive Officer
(Principal Executive Officer)
CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to
18 U.S.C. Section 1350,
As Adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
I, Stephen C. Erickson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Altiris, Inc. on Form 10-Q for the quarterly period ended June 30, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Altiris, Inc.

Date: August 10, 2005	/s/ Stephen C. Erickson

Stephen C. Erickson
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)